UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Principal Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

IMPORTANT ANNUAL MEETING INFORMATION

Annual Meeting Notice & Admission Ticket

Important Notice Regarding the Availability of Proxy Materials for the

Principal Financial Group, Inc. Annual Meeting to be Held on Tuesday, May 20, 2008

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

If you want to receive a paper copy or an e-mail of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 9, 2008 to facilitate timely delivery.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at:

www.investorvote.com

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

Step 1: Go to www.investorvote.com.

Step 2: Follow the instructions on the screen to enter your Control Number.

Step 3: Click the View button(s) to access the proxy materials.

Step 4: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 5: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Annual Meeting Notice & Admission Ticket

Principal Financial Group, Inc.’s Annual Meeting will be held on May 20, 2008 at 711 High Street, Des Moines, Iowa, at 9:00 a.m. local time.

The Board of Directors recommends that you vote FOR the following proposals:

A.            Election of 4 Directors

B.            Ratification of Independent Auditors

Please note: This is not a proxy.  To vote your shares you must go to www.investorvote.com, or you can request a set of proxy materials, including a proxy card, by following the instructions at the bottom of this page. If you wish to attend the Annual Meeting and vote in person, please bring this notice and photo identification with you.

Directions to the Principal Financial Group, Inc. 2008 Annual Meeting

2008 Annual Meeting of Principal Financial Group, Inc. Shareholders

Tuesday, May 20, 2008, 9:00 a.m. Local Time
Principal Auditorium
711 High Street, Des Moines, Iowa

Upon arrival, please present this admission ticket and photo identification at the registration desk.

You do not need to attend the Annual Meeting to vote.

Here’s how to order a paper or e-mail copy of the proxy materials:

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

→                                   Telephone – Call us free of charge at 1-866-641-4276 in the US, Canada or Puerto Rico using a touch-tone phone and follow the instructions to log in and order a set of proxy materials.

→                                   Internet – Go to www.investorvote.com. Follow the instructions to log in and order a set of proxy materials.

→                                   E-mail – Send an e-mail message with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the three numbers in the shaded bar on the reverse side to investorvote@computershare.com.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 9, 2008.